                                                                   EXHIBIT 10.17


                             SUBSCRIPTION AGREEMENT

                                    BETWEEN

                          RESNET COMMUNICATIONS, INC.

                                      AND

                       TCI SATELLITE ENTERTAINMENT, INC.

                          Dated as of October 21, 1996

                                                                  EXECUTION COPY

                             SUBSCRIPTION AGREEMENT
                             ----------------------


          This SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of October 21, 1996, by and between ResNet Communications, Inc., a Delaware corporation ("ResNet"), and TCI Satellite Entertainment, Inc., a Delaware corporation ("TCI-Satellite") (each of TCI-Satellite and ResNet being referred to herein individually as a "Party" and together as the "Parties").

                                    RECITALS
                                    --------

          A. TCI-Satellite wishes to subscribe for and purchase from ResNet, and ResNet desires to issue and sell to TCI-Satellite 52,520 shares of common stock of ResNet, which shares represent, immediately after such issuance, 4.99% of the issued and outstanding common stock of ResNet.

                                   AGREEMENT
                                   ---------

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.        Definitions.
          -----------

          For purposes of this Agreement, the following terms shall have the following meanings:

          "Affiliate" of any Person at any time shall mean any other Person
           ---------
directly or indirectly controlling, controlled by or under common control with such Person at such time; with "control" for such purposes meaning ownership of securities representing at least 75% of the economic interests in and 75% of the voting power of a Person.

          "Agreement" shall mean this Subscription Agreement, including any
           ---------
exhibits and attachments hereto, as amended from time to time.

          "Assets" shall have the meaning specified in Section 4(n).
           ------

          "Certificate" shall have the meaning specified in Section 2(b).
           -----------

          "Equipment" shall mean the equipment to be purchased by ResNet from
           ---------
TCI-Satellite pursuant to the Equipment Agreement.

          "Equipment Agreement" shall mean an Equipment Sale Agreement pursuant
           -------------------
to which TCI-Satellite shall agree to sell Equipment to ResNet, which shall be executed and delivered on the date of and simultaneously with the execution of this Agreement.

          "Financial Statements" shall have the meaning specified in
           --------------------
Section 4(l).

          "GAAP" shall mean generally accepted accounting principles as in
           ----
effect from time to time in the United States applied on a consistent basis.

          "Governmental Authority" shall mean any federal, state, municipal or
           ----------------------
local governmental authority or political subdivision thereof.

          "Initial Purchase Order" shall mean a purchase order pursuant to which
           ----------------------
ResNet will purchase Equipment from TCI-Satellite under the Equipment Agreement for a purchase price of $5,396,053, payable in cash, which shall be delivered by ResNet to TCI-Satellite on the date of and simultaneously with the execution of this Agreement.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended, and the rules and regulations thereunder as in effect from time to time.

          "Legal Requirements" shall mean the requirements of any law,
           ------------------
ordinance, statute, rule, regulation, code, order, judgment, decree, injunction, franchise, determination, approval, permit, license, authorization or other requirement of any Governmental Authority.

          "Lien" shall mean any mortgage, lien, pledge, charge, claim, security
           ----
interest or encumbrance of any kind.

          "Loan Agreement" shall mean a Subordinated Convertible Term Loan
           --------------
Agreement between ResNet, as borrower, and TCI-Satellite, as lender, in the principal amount of $34,603,947, which shall be executed and delivered on the date of and simultaneously with the execution of this Agreement.

          "LodgeNet" shall mean LodgeNet Entertainment Corporation, a Delaware
           --------
corporation, and any successor corporation.

          "Material Adverse Effect" shall mean a material adverse effect on the
           -----------------------
business, assets, operations, or financial condition of a Party.

          "1933 Act" shall mean the Securities Act of 1933, as amended, and the
           --------
rules and regulations thereunder as in effect from time to time.

          "Parties" and "Party" shall have the meanings specified in the
           -------       -----
Preamble.

          "Permitted Liens" shall mean (a) Liens for taxes, assessments and
           ---------------
governmental charges not yet due and payable, (b) zoning laws and ordinances and similar Legal Requirements, (c) rights reserved to any Governmental Authority to regulate the affected property, and (d) as to any real property, any Liens which are reflected in the public records and which do not individually or in the aggregate interfere with the right or ability to own, use or operate the property as it is currently being used or operated or to convey good, marketable and indefeasible title to the same; provided that "Permitted Liens" will not include any Lien which could prevent or inhibit in any material way the conduct of the business of ResNet as it is currently being conducted.

          "Person" shall mean and include an individual, a corporation, a
           ------
partnership (general, limited or limited liability), a joint venture, a limited liability company, an association, a trust or any other organization or entity, including a Governmental Authority.

          "Purchase Price" shall have the meaning specified in Section 2(a).
           --------------

          "ResNet" shall have the meaning specified in the Preamble.
           ------

          "Shares" shall have the meaning specified in Section 2(a).
           ------

          "TCI-Satellite" shall have the meaning specified in the Preamble.
           -------------

          "Transaction Documents" shall mean the Equipment Agreement, the Loan
           ---------------------
Agreement, an Option Agreement, a Signal Availability Agreement, a Stockholders' Agreement, and a Standstill Agreement to be entered into by and between TCI-Satellite and either ResNet or LodgeNet on the date of and simultaneously with the execution of this Agreement.

2.        Subscription and Purchase of Stock.
          ----------------------------------

          (a) Subscription, Issuance, Purchase and Sale of Stock.  Upon the
              --------------------------------------------------
terms and subject to the conditions set forth in this Agreement, TCI-Satellite hereby subscribes for and purchases, and ResNet hereby sells and issues to TCI-Satellite, 52,520 shares of the common stock of ResNet (the "Shares") for a purchase price of $5,396,053 (the "Purchase Price"). The Shares shall represent, immediately after their issuance, 4.99% of the issued and outstanding common stock of ResNet.

          (b) Payment of Purchase Price; Issuance of Shares.  The Purchase Price
              ---------------------------------------------
shall be payable on the date of this Agreement by wire transfer of immediately available funds to an account that has been designated by written notice by ResNet to TCI-Satellite. Upon receipt of the Purchase Price, on the date of this Agreement ResNet shall issue and deliver a certificate (the "Certificate") in the name of TCI-Satellite for the Shares and the Parties will execute and deliver a cross-receipt for the Purchase Price and the Shares.

3.        Representations and Warranties of TCI-Satellite.
          -----------------------------------------------

          TCI-Satellite represents and warrants to ResNet that:

          (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is authorized to transact business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualification, and (iii) has all corporate powers required to carry on its business as conducted on the date hereof and as proposed to be conducted, with such exceptions to clauses (ii) and (iii) as would not have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

          (b) The execution, delivery and performance by it of this Agreement and the Transaction Documents are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each Person executing this Agreement and the Transaction Documents on behalf of TCI-Satellite is fully authorized to execute and deliver the same.

          (c) The execution, delivery and performance by it of this Agreement and the Transaction Documents require no material action by or in respect of, or filing with, any Governmental Authority other than those that have been obtained or made and are in full force and effect.

          (d) No consent by any Person under any contract to which it is a party or to which its assets are subject is required or necessary for the execution, delivery and performance by it of this Agreement and the Transaction Documents, with such exceptions as would not have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

          (e) The execution, delivery and performance by it of this Agreement and the Transaction Documents do not and will not (x) contravene its certificate of incorporation or bylaws or (y) result in or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under any applicable Legal Requirement or any judgment, order, decree, contract, license, lease, indenture, mortgage, loan agreement, note, security agreement or other agreement or instrument to which it is a party or by which any of its properties may be bound, the effect of which would be to cause a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

          (f) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

          (g) There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of TCI-Satellite or any of its Affiliates who might be entitled to any fee or commission from ResNet or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Transaction Documents.

          (h) TCI-Satellite is acquiring the Shares for its own account, not as a nominee or agent, for investment purposes only and not with a view to or for the resale, distribution or fractionalization thereof, in whole or in part.

          (i) TCI-Satellite acknowledges that the offer and sale of the Shares to it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (j) TCI-Satellite acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the 1993 Act by virtue of section 4(2) of the 1933 Act and the provisions of Rule 506 of Regulation D promulgated thereunder. In furtherance thereof, TCI-Satellite acknowledges that:

                (i) It has the financial ability to bear the economic risk of its investment in the Shares (including its possible loss), has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Shares;

                (ii) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and protecting its own interests in connection with the investment and has obtained, in its judgment, sufficient information from ResNet to evaluate the merits and risks of an investment in the Shares, and it has not utilized any Person as its purchaser representative in connection with evaluating such merits and risks; and

                (iii) It is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

          (k) TCI-Satellite acknowledges that:

                (i) It has been furnished any documents it has requested, has carefully read any such documents and understands and has evaluated the risks of a purchase of the Shares, and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in any such documents;

                (ii) It has been provided an opportunity to obtain any additional information concerning the Shares and ResNet;

                (iii) It has been given the opportunity to ask questions of, and receive answers from, representatives of ResNet concerning the terms and conditions of this subscription and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for it to evaluate the merits and risks of an investment in the Shares to the extent ResNet possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature or prospectus except as mentioned herein; and

                (iv) It has determined that the Shares are a suitable investment for it and that at this time it could bear a complete loss of its investment.

          (l) TCI-Satellite agrees that it will not sell or otherwise transfer the Shares without registration under the 1993 Act or an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the 1993 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the Shares are subsequently registered under the 1933 Act and under the applicable securities laws of such states or an exemption from such registration is available. TCI-Satellite understands that ResNet is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration under the 1933 Act or any applicable state securities laws. TCI-Satellite also understands that sales or transfers of the Shares are further restricted by the provisions of the Stockholders' Agreement included in the Transaction Documents.

          (m) There are no suits, claims, grievances, actions, proceedings, or governmental investigations pending or, to the best knowledge of TCI-Satellite, threatened against or affecting TCI-Satellite which (i) seek to restrain or enjoin the consummation of the transactions contemplated by this Agreement or the Transaction Documents or (ii) might have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents. TCI-Satellite is not in violation of any term of any judgment, decree, injunction, or order to which it is subject, which violation could have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

4.        Representations and Warranties of ResNet.
          ----------------------------------------

          ResNet represents and warrants to TCI-Satellite that:

          (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is authorized to transact business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualification, and (iii) has all corporate powers required to carry on its business as conducted on the date hereof and as proposed to be conducted, with such exceptions to clauses (ii) and
(iii) as would not have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

          (b) The execution, delivery, and performance by it of this Agreement and the Transaction Documents are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each Person executing this Agreement and the Transaction Documents on behalf of ResNet is fully authorized to execute and deliver the same.

          (c) The execution, delivery and performance by it of this Agreement and the Transaction Documents require no material action by or in respect of, or material filing with, any Governmental Authority other than those that have been obtained or made and are in full force and effect.

          (d) No consent by any Person under any contract to which it or LodgeNet is a party or to which their respective assets are subject is required or necessary for the execution, delivery and performance by it of this Agreement and the Transaction Documents, except those set forth on Schedule 4(d) all of which have been obtained and are in full force and effect.

          (e) The execution, delivery and performance by it of this Agreement and the Transaction Documents do not and will not (x) contravene its certificate of incorporation or bylaws or (y) result in or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under any applicable Legal Requirement or any judgment, injunction, order, decree, contract, license, lease, indenture, mortgage, loan agreement, note or other agreement or instrument to which it is a party or by which any of its properties may be bound, the effect of which would be to cause a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

          (f) This Agreement has been duly executed and delivered by it constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

          (g) LodgeNet and ResNet are being represented in connection with the transactions contemplated by the Transaction Documents by PaineWebber Incorporated, and LodgeNet will be responsible for payment of all fees and expenses in connection with such representation. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of ResNet or any of its Affiliates who might be entitled to any fee or commission from TCI-Satellite or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Transaction Documents.

          (h) The Shares, when paid for by and issued to TCI-Satellite in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and, after issuance of the Shares, will constitute 4.99% of the issued and outstanding shares of common stock of ResNet. Upon issuance of the Shares, ResNet will deliver to TCI-Satellite good and valid title to the Shares, free and clear of any Liens. The Shares are not being issued in violation of, and are not subject to, any preemptive rights or other similar rights. Assuming that the representations and warranties of TCI-Satellite contained in Sections 3(h), (i), (j), (k), and (l) are true and correct, when issued to TCI-Satellite in accordance with the provisions hereof, the Shares will have been issued in accordance with the registration or qualification provisions of the 1933 Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

          (i) The authorized capital stock of ResNet consists of 10,000,000 shares of common stock, par value $.01 per share, of which 1,000,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock of which no shares are issued and outstanding. Immediately prior to issuance of the Shares to TCI-Satellite hereunder, all of the shares of issued and outstanding capital stock of ResNet are owned beneficially and of record by LodgeNet. There are no outstanding or authorized (i) securities of ResNet convertible into or exchangeable or exercisable for any shares of its capital stock, or (ii) subscriptions, options, warrants, calls, rights, commitments, or other agreements or obligations of any kind obligating ResNet to issue any additional shares of its capital stock or any other securities convertible into or evidencing the right to acquire or subscribe for any shares of its capital stock. ResNet does not directly or indirectly own (beneficially or of record) any stock or other ownership in or control any other entity.

          (j) ResNet is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act, and ResNet has not relied on rule 3a-2 under the Investment Company Act as a means of excluding it from the definition of an "investment company" under the Investment Company Act at any time within the three year period preceding the date of issuance of the Shares to TCI-Satellite hereunder.

          (k) There are no suits, claims, grievances, actions, proceedings, or governmental investigations pending or, to the best knowledge of ResNet or LodgeNet, threatened against or affecting ResNet which (i) seek to restrain or enjoin the consummation of the transactions contemplated by this Agreement or
(ii) might have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents. ResNet is not in violation of any term of any judgment, decree, injunction, or order to which it is subject, which violation could have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

          (l) ResNet has delivered to TCI-Satellite correct and complete copies of its unaudited balance sheet as of September 30, 1996, and the related unaudited statement of income for the period from the date of incorporation of ResNet through September 30, 1996 (collectively, the "Financial Statements"). The Financial Statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and fairly present ResNet's financial position, results of operations and changes in financial position as of the dates and for the periods indicated, subject in the case of the unaudited Financial Statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes. Except as disclosed by, or reserved against in, its most recent balance sheet included in the Financial Statements, ResNet did not have as of the date of such balance sheet any liability or obligation, whether accrued, absolute, fixed or contingent (including liabilities for taxes or unusual forward or long-term commitments), which was or would be material to the business, results of operations or financial condition of ResNet, nor to ResNet's best knowledge does any aspect of its business form a basis for any claim by a third party which, if asserted, could result in a liability not disclosed by or reserved against in such balance sheet in each case of a type which would be required to be disclosed in such Financial Statements in accordance with GAAP. Since the date of the balance sheet included in the Financial Statements (i) ResNet's business has been operated only in the ordinary course, (ii) ResNet has not sold or disposed of any assets other than in the ordinary course of business, and (iii) there has been no Material Adverse Effect on, and no event has occurred which is likely, individually or in the aggregate, to result in any Material Adverse Effect on, ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

          (m) ResNet has duly and timely filed in proper form all income, franchise, sales, use, property, excise, payroll and other tax returns and all other reports (whether or not relating to taxes) required to be filed with the appropriate Governmental Authority, except where the failure to make such filings could not be reasonably expected to have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents. All taxes, fees and assessments of whatever nature due and payable by ResNet have been paid, except such amounts as are being contested diligently and in good faith and are not in the aggregate material. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income tax return for any period, and there are no tax audits pending.

          (n) Schedule 4(n) contains a description of all material assets owned by ResNet and all material contracts to which ResNet is a party or by which any of its properties are bound (collectively, the "Assets"). Except as specifically disclosed on Schedule 4(n), ResNet has good and marketable title to all of the Assets, and the Assets are free and clear of all Liens other than Permitted Liens. ResNet has no material assets of any kind other than the Assets, and ResNet has no material liabilities, obligations, or commitments of any kind other than obligations under the contracts described on Schedule 4(n) and liabilities disclosed on the Financial Statements (except liabilities of a type that would not be required to be disclosed in such Financial Statements in accordance with GAAP).

5.        Further Assurances. From time to time after the date hereof and
          ------------------
without further consideration, the Parties will execute and deliver, or arrange for the execution and delivery of such other instruments of conveyance and transfer or other instruments or documents and take or arrange for such other actions as may reasonably be requested to complete more effectively the transactions contemplated by this Agreement or the Transaction Documents, to confirm the issuance to TCI-Satellite of the Shares as provided herein, and to vest in TCI-Satellite all rights of a record owner of the Shares.

6.        Conditions to the Obligations of TCI-Satellite.
          ----------------------------------------------

          The obligation of TCI-Satellite to pay the Purchase Price is subject to the prior satisfaction of each of the following conditions:

          (a) All consents required to be obtained by ResNet in connection with the transactions contemplated by this Agreement or the Transaction Documents shall have been obtained and remain in full force and effect.

          (b) No order, stay, judgment or decree shall have been issued by any court and be in effect restraining or prohibiting the consummation of the transactions contemplated by this Agreement or the Transaction Documents.

          (c) ResNet shall simultaneously deliver to TCI-Satellite (i) the Certificate, and (ii) the Initial Purchase Order.

          (d) The Parties shall have executed and delivered the Transaction Documents.

7.        Conditions to the Obligations of ResNet.
          ---------------------------------------

          The obligations of ResNet to be performed by ResNet hereunder on the date hereof are subject to the satisfaction of each of the following conditions:

          (a) All consents required to be obtained by TCI-Satellite in connection with the transactions contemplated by this Agreement or the Transaction Documents shall have been obtained and remain in full force and effect.

          (b) No order, stay, judgment or decree will have been issued by any court and be in effect restraining or prohibiting the consummation of the transactions contemplated by this Agreement or the Transaction Documents.

          (c) TCI-Satellite shall have paid the Purchase Price to ResNet in the manner specified in Section 2(b).

          (d) The Parties shall have executed and delivered the Transaction Documents.

8.        Miscellaneous.
          -------------

          (a) The Certificate representing the Shares shall bear the following legend:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A STOCKHOLDERS' AGREEMENT DATED AS OF OCTOBER 21, 1996, A COPY OF WHICH IS ON FILE

              AND AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND ANY ATTEMPTED TRANSFER IN VIOLATION OF THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT IS VOID.

     (b) Except as expressly set forth herein, the fees and expenses (including the fees of any lawyers, accountants, investment bankers or others engaged by a Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by the Party incurring the same.

     (c) All documentation, notices, reports and correspondence under this Agreement shall be submitted and maintained in the English language. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purpose of convenience only and are not part of the Agreement. Unless otherwise specified, all references to Sections and Exhibits in this Agreement are references to Sections of, and Exhibits to, this Agreement.

     (d) If any portion or portions of this Agreement shall be deemed, for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable, and in effect, unless such remaining portion or portions are not reasonably adequate to accomplish the basic purposes and intent of the Parties. The Parties will negotiate in good faith to replace any invalid or unenforceable provision of this Agreement with an enforceable provision that accomplishes the original intent of the Parties to the extent reasonably practicable.

     (e) This Agreement cannot be amended except by a written instrument signed by the Parties hereto.

     (f) Either Party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision as to any future violations thereof or prevent that Party thereafter from enforcing each and every other provision of this Agreement. No waiver of any right or remedy hereunder shall be effective unless contained in a writing signed by the waiving Party. The rights granted to the Parties herein are cumulative and the waiver by a Party of any single remedy shall not constitute a waiver of such Party's right to assert all other legal remedies available to it under the circumstances.

     (g) Termination or expiration of this Agreement for any reason shall not release either Party from any liabilities or obligations set forth in this Agreement which the Parties have expressly agreed shall survive any termination or expiration, or remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

     (h) This Agreement shall be governed and interpreted by the laws of the State of Delaware, without regard to its conflict of law rules. The Parties agree that all litigation relating to this Agreement shall be brought in the state and federal courts of appropriate subject matter jurisdiction in Delaware, and each Party hereby submits itself to the non-exclusive in personam jurisdiction of such courts for purposes of any such litigation. Neither Party shall object to venue in such courts on the grounds of an inconvenient forum or otherwise. In the event of any litigation between the Parties relating to this Agreement, the prevailing Party shall be entitled to recover, in addition to any other relief awarded by the court, its reasonable attorneys fees and all other costs of preparing for and participating in the litigation, including all appeals.

     (i) Neither Party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, acts of the common enemy, the elements, earthquake, floods, fires, epidemics, quarantine restrictions, riots, strikes, failure or delay in transportation, freight embargoes or other causes beyond its control.

     (j) This Agreement, together with any exhibits, schedules, appendices, and other attachments, expresses the understanding of the Parties hereto and supersedes all prior agreements, whether oral or written, relating to the subject matters specifically expressed herein; provided, however, that the Parties acknowledge that simultaneously with the execution of this Agreement they or their Affiliates are entering into the Transaction Documents which are related to this Agreement in that they collectively document a transaction between the Parties of which this Agreement is a part.

     (k) Neither Party may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other Party; provided that either Party may assign this entire Agreement to an Affiliate of such Party or to a Person that acquires all or substantially all of the assets or business of such Party if such Party gives prior written notice to the other Party and delivers an assumption agreement of such assignee in form and substance reasonably satisfactory to the other Party pursuant to which such assignee assumes the obligations of the assigning Party under this Agreement. Each Party agrees that it will cause any acquiror of all or substantially all of the assets or business of such Party to assume this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective successors and permitted assigns. For purposes of this paragraph, "assign" shall mean to directly or indirectly sell, assign, convey, lease, sublease or permit the use of, in any manner, any rights or obligations under this Agreement.

     (l) This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereof and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.


RESNET COMMUNICATIONS, INC.         TCI SATELLITE ENTERTAINMENT,
                                    INC.



By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
     --------------------------          --------------------------
Title:                              Title:
      -------------------------           -------------------------